10.2 Form of Employee Change in Control Agreement

                           FIRST AMENDED AND RESTATED
                      EMPLOYEE CHANGE IN CONTROL AGREEMENT
                 NOT TO BE CONSTRUED AS AN EMPLOYMENT AGREEMENT

                      THE FIRST NATIONAL BANK OF LITCHFIELD
                     FIRST LITCHFIELD FINANCIAL CORPORATION
                                 13 North Street
                             Litchfield, Connecticut

         WHEREAS, The First National Bank of Litchfield (the "Bank") and its parent bank holding company, First Litchfield Financial Corporation (the "Holding Company"), wish to continue to employ (insert employee name) ("Employee"), [address], as [insert employee's title] of the Bank.

         WHEREAS, the Bank and the Holding Company expect that Employee's contributions and knowledge will continue to be of significant benefit to the future growth and success of the Bank;

         WHEREAS, the Boards of Directors of the Bank and the Holding Company recognize that a change in control of the Bank and/or the Holding Company may occur and that the threat of such change in control may create uncertainty and may result in the distraction or departure of long term personnel to the detriment of the Bank and Holding Company and their stockholders;

         WHEREAS, the Boards have determined that appropriate steps should be taken to reinforce and encourage the continued dedication of employees of the Bank including Employee, to their assigned duties in the face of potential circumstances involving the possibility of such a change in control; and

         WHEREAS, the Bank, the Holding Company and the Employee have previously entered an Employee Change in Control Agreement dated ___________ __, 2006 wish to enter this First Amended and Restated Employee Change in Control Agreement (this "Agreement") to reflect changes required by Section 409A of the Internal Revenue Code;

         NOW THEREFORE, in addition to one dollar ($1.00) and other good and valuable consideration paid by the Bank to Employee and in order to induce Employee to continue employment with the Bank and to continue to perform Employee's duties in a manner which is in the best interests of the Bank, the Bank and Holding Company hereby agree to provide Employee with certain benefits in the event his/her employment with the Bank terminates or is reassigned subsequent to a Change in Control (as defined in Section 2 hereof) under the circumstances described below.

         1. Term of Agreement; Employment Status. This Agreement shall take effect when signed by all parties and shall remain in full force and effect until June 1, 2010. All employees of Bank and Holding Company, including Employee, are employees at will. The terms of this Agreement, therefore, do not and are not intended to create either an express and/or implied contract of employment with the Bank and/or the Holding Company. This Agreement simply provides certain potential benefits to Employee in the event that a Change in Control, as hereinafter defined, occurs prior to June 1, 2010.

         2. Change in Control. No benefits shall be payable hereunder unless prior to June 1, 2010, there shall have been a Change in Control as set forth below, and thereafter within six (6) months of such Change in Control Employee's employment with the Bank and/or its successor terminates or Employee is reassigned in accordance with Section 3, below. For purposes of this Agreement, a "Change in Control" shall mean a change in the ownership or effective control of the Bank or the Holding Company, or in the ownership of a substantial portion of the assets of the Bank or the Company and shall occur upon the occurrence of any of the following:

                  (a) The date that any one person, or more than one person acting as a group, acquires ownership of stock that, together with stock previously acquired, constitutes more than 50% of the total fair market value or total voting power of the stock of the Bank (other than by the Holding Company) or the Holding Company;

                  (b) The date that any one person, or more than one person acting as a group, acquires (or has acquired in the preceding 12-month period) ownership of stock possessing 50% or more of the total voting power of the Bank (other than by the Holding Company) or the Holding Company;

                  (c) The date that a majority of members of the Board of Directors of the Bank or the Holding Company is replaced during any 12-month period by directors whose appointment or election was not endorsed by a majority of the members of the Board before the appointment or election; or

                  (d) The date that any one person, or more than one person acting as a group, acquires ownership (or has acquired in the preceding 12-month period) of assets from the of the Bank or the Holding Company that have a total gross fair market value of 50% or more of the total gross fair market value of all of the assets immediately before such acquisition or acquisitions. Gross fair market value of assets means the fair value of the assets without regard to any liability associated with such assets.

With respect to the above description of a "Change in Control," all terms shall have the meaning set forth in defined in Section 409A of the Internal Revenue Code and Treasury Reg. ss.409A-3(i)(5) thereunder, as amended from time to time.

         3. Termination Following Change in Control. If any of the events described in Section 2 hereof constituting a Change in Control shall have occurred, Employee shall be entitled to the benefits provided for in Section 4(a) hereof upon the Termination of Employment or Reassignment (as defined in this Section 3) of Employee's employment duties or responsibilities as an employee of the Bank and/or its successor as provided in this Section 3, within six (6) months after such event, unless such Termination of Employment or Reassignment is : (i) by any regulatory authority (acting with proper jurisdiction); or (ii) by the Board of Directors of the Bank or the Holding Company for cause; or (iii) because of Employee's death, retirement or disability. Such benefits shall be reduced by the amount of any severance paid to Employee by the Bank or its successor.

         (a) Retirement; Disability.

                  (i) Termination of Employment by the Bank based on retirement shall mean the mandatory termination of employment in accordance with the retirement policy of the Bank, including (at Employee's sole election and as set forth in writing) early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with Employee's consent with respect to Employee.

                  (ii) Termination of Employment by the Bank based on disability shall mean the Employee (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the employees of the Bank by reason of any medically determinable physical or mental impairment which can be expected to result in death or last for a continuous period of at least twelve (12) months. The Employee shall be deemed disabled if determined to be totally disabled by the Social Security Administration.

         (b) Notice of Termination. The Bank agrees that in the event of a Termination of Employment it will promptly furnish Employee with a written Notice of Termination. Any purported Reassignment of Employee shall be communicated by written Notice of Termination to the Bank. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall include the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment under the provision so indicated.

         (c) Date of Termination. "Date of Termination" shall mean the date on which a Notice of Termination is given; provided that, if within five (5) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

         (d) Reassignment. "Reassignment" shall mean a reduction in base salary or an involuntary reassignment of Employee's duties, responsibilities, or benefits materially inconsistent with those of Employee prior to the Change in Control or the involuntary relocation of Employee's primary duties and responsibilities to an office or location greater than fifty (50) miles from Litchfield, Connecticut or action which results in a significant worsening of the Employee's work conditions (including, but not limited to, a significant change in employment duties, responsibilities, required work hours or otherwise).

         4. Compensation Upon Termination or Reassignment.

         (a) If, within six (6) months after a Change in Control,  as defined in
Section 2 hereof, shall have occurred, there is a Termination of Employment or Reassignment of Employee as defined in Section 3 (except by an agency acting with proper jurisdiction, or by a board of directors for cause or as a result of death, retirement or disability), then the Bank and/or its successor shall pay Employee (i) if Employee is a "Specified Employee" as defined in Section 409A(a)(2)(B)(i) of the Internal Revenue Code, on the date which is six (6) months after the Date of Termination or (ii) if Employee is not a Specified Employee as defined, within five (5) days after the Date of Termination, or in each case as soon thereafter as is practicable, an amount equal to the sum of:

                  (i) Six (6) months of Employee's annual compensation based upon the most recent aggregate base salary paid to Employee in the six (6) month period immediately preceding his/her termination or reassignment less amounts previously paid to Employee from the date of Change in Control; plus

                  (ii) Reasonable legal fees and expenses incurred by Employee as a result of such Termination of Employment or Reassignment (including all such fees and expenses, if any, incurred in contesting or disputing any such Termination of Employment or Reassignment or in seeking to obtain or enforce any right or benefit provided for by this Agreement).

         (b) Employee shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Section 4 be reduced by any compensation earned by Employee as the result of employment by another employer after the Date of Termination , or otherwise.

         (c) It is the intention of the parties to this Agreement that no payments by the Bank to or for Employee's benefit under this Agreement shall be non-deductible to the Bank by reason of the operation of Section 280G of the Internal Revenue Code. Accordingly, notwithstanding any other provision hereof, if by reason of the operation of said Section 280G of the Internal Revenue Code, any such payments exceed the amount which can be deducted by the Bank, the amount of such payments shall be reduced to the maximum which can be deducted by the Bank. To the extent that payments in excess of the amount which can be deducted by the Bank have been made to and for Employee's benefit, they shall be refunded with interest at the applicable rate provided under Section 1274(d) of the Internal Revenue Code, or at such other rate as may be required in order that no such payment to or for Employee's benefit shall be non-deductible pursuant to Section 280G of the Internal Revenue Code. Any payments made hereunder which are not deductible by the Bank as a result of losses which have been carried forward by the Bank for Federal tax purposes shall not be deemed a non-deductible amount for purposes of this Section 4(c).

         5. Continuation of Insurance Benefits. Notwithstanding any other provision in this Agreement to the contrary, the Bank and/or its successor shall maintain in full force and effect for Employee's continued benefit, for the six
(6) month period beginning upon a Change in Control, all life insurance, medical, health and accident and disability policies, plans, programs or arrangements which were in effect immediately prior to the Change in Control.

         6. Successors; Binding Agreement.

         (a) The Bank and the Holding Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, acquisition of assets or assumption of liabilities or otherwise) to all or substantially all of the business and/or assets and/or deposits of the Bank or the Holding Company, by agreement, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession had taken place. Failure of the Bank and/or Holding Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Bank in the same amount and on the same terms as he would be entitled to hereunder if Employee's employment had terminated as a result of a Termination of Employment or Reassignment, as provided in Section 3 hereof, after a Change in Control, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Bank" shall mean the Bank as hereinbefore defined and any successor to the business, assets and/or deposits as aforesaid which executes and delivers the agreement provided for in this Section 6 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die after any rights to receive the amounts contemplated hereby have accrued to Employee but before such amounts have been paid, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee or other designee or, if there be no such designee, to Employee's estate.

         7. Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Bank and the Holding Company shall be directed to the attention of the Board with a copy to the Chairman of the Board of the Bank and the Chairman of the Board of the Holding Company or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

         8. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Employee and such other officer as may be specifically designated by the Board of the Bank or the Holding Company. No waiver by either party hereto at any time of any breach by the other or failure to comply with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Connecticut and of the United States of America.

         9. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         10.   Administration  and  Interpretation.   This  Agreement  shall  be
administered in a manner, and all provisions of this Agreement shall be interpreted to be, compliant with the provisions of Section 409A of the Internal Revenue Code, and regulations and rulings issued thereunder, so as not to subject the benefits accruing hereunder to taxation pursuant to Section 409A(a)(1) of the Internal Revenue Code.

         11.   Counterparts.   This   Agreement   may  be  executed  in  several
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         12. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in
Litchfield, Connecticut, in accordance with the rules of the American Arbitration Association then in effect. Notwithstanding the pendency of any such dispute or controversy, the Bank will pay Employee promptly an amount equal to Employee's full scheduled compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and provide Employee with all scheduled compensation, benefits and insurance plans in which he was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with Section 3 hereof. Amounts paid under this Section 12 are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Employee shall be entitled to seek specific performance of Employee's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

         13. Entire Agreement. This Agreement supersedes the prior agreement between the Bank, the Holding Company and the Employee on the subject matter hereof dated May 26, 2006 and constitutes the entire agreement between the Bank, the Holding Company and the Executive on the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

                           [Signatures on next page.]

         Agreed to this _______ day of ______________, 2008, by and among Employee, The First National Bank of Litchfield, and First Litchfield Financial Corporation.

                                        THE FIRST NATIONAL BANK OF LITCHFIELD


                                        By: _______________________________
                                                 [Name of Employee]
                                        Its:     President and CEO
                                                 Duly Authorized

                                        FIRST LITCHFIELD FINANCIAL CORPORATION


                                        By: _______________________________
                                                 [Name of President and CEO]
                                        Its:     President and CEO
                                                 Duly Authorized

                                        EMPLOYEE

                                        Signature: _________________________
                                        [Name]

STATE OF CONNECTICUT       )
                           ) ss. Litchfield
COUNTY OF LITCHFIELD       )

         On this the _______ day of ___________, 2008, before me, the undersigned, personally appeared [Name of President and CEO], who acknowledged himself to be the President and CEO of THE FIRST NATIONAL BANK OF LITCHFIELD, and FIRST LITCHFIELD FINANCIAL CORPORATION, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing his name.

                                     In Witness Whereof, I hereunto set my hand.

                                     ----------------------------
                                     Notary Public
                                     My Commission Expires: ____________________

STATE OF CONNECTICUT       )
                           ) ss. Litchfield
COUNTY OF LITCHFIELD       )

         On  this,  the  _______  day  of  ___________,  2008,  before  me,  the undersigned officer, personally appeared [Name], known to me or satisfactorily proven to be the person signing the foregoing document, and acknowledged that he/she executed the same for the purposes therein contained as his/her free act and deed.

                                     In Witness Whereof, I hereunto set my hand.

                                     ----------------------------
                                     Notary Public
                                     My Commission Expires: ____________________